Charter National Life Insurance Company
Charter National Variable Annuity Account

Supplement, dated April 7, 2011, to
The Scudder Horizon Plan Variable Annuity Prospectus and
The Helmsman Variable Annuity Prospectus.

This supplement amends certain disclosure contained in the above-referenced prospectus for certain variable annuity contracts issued by Charter National Life Insurance Company.

The ?Distribution of the Contracts? section of your prospectus is deleted and replaced with the following:

Distribution of the Contracts

Contingent on regulatory approval, ALFS, Inc (?ALFS?) is expected to merge into Allstate Distributors, LLC (?ADLLC?), effective April 29, 2011. At that time, ADLLC will assume the duties of ALFS. This change will have no effect on Charter National Life Insurance Company?s obligations to you under your Contract.

Contingent on regulatory approval, ADLLC serves as distributor of the securities registered herein. The securities offered herein are sold on a continuous basis, and there is no specific end date for the offering. ADLLC, an affiliate of Charter National Life Insurance Company, is a wholly owned subsidiary of Allstate Life Insurance Company. ADLLC is a registered broker dealer under the Financial Industry Regulatory Authority. ADLLC is not required to sell any specific number or dollar amount of securities, but will use its best efforts to sell the securities offered.

For future reference, please keep this supplement together with your prospectus.